Exhibit 10.2

Execution Version

FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT

This FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT (“Amendment”), dated as of February 28, 2014 (the “First Amendment Effective Date”), is by and among RADIANT ACQUISITIONS 1, L.L.C., a Louisiana limited liability company (the “Borrower”), the lenders party to the Credit Agreement described below (the “Lenders”), and CENTAURUS CAPITAL LP (“Centaurus”), as agent for the Lenders (in such capacity, the “Agent”).

RECITALS

WHEREAS, the Borrower, the Lenders and the Agent are parties to the First Lien Credit Agreement, dated October 4, 2013 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Agent and the Lenders amend the Credit Agreement in certain respects as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Definitions. Capitalized terms used herein but not defined herein shall have the meanings as given them in the Credit Agreement, unless the context otherwise requires.

Section 2. Amendments to Credit Agreement.

(a) Amendment to Title Page of Credit Agreement.  The notional amount of $40,600,000 set forth on the title page to the Credit Agreement is replaced with the notional amount of $42,600,000.

(b) Amendment to Section 1.1 of Credit Agreement.  Section 1.1 of the Credit Agreement is amended by adding the following thereto in alphabetical order:

“Deferral Period” means the period of time until the earliest of (i) five (5) Business Days after receipt of the first proceeds received by the Borrower from Initial Commercial Production from the Coral Property and (ii) October 1, 2014.

“Ensminger Property” shall mean those certain tracts or parcels of land containing 447.54 gross acres, more or less, being situated in Section 55, Township 14 South-Range 9 East, St. Mary Parish, Louisiana, as depicted and more particularly described on Schedule V hereto.

“Initial Commercial Production” means production from the reference well has become stable and is being delivered and sold to customers on a regular basis.

(c) Amendment to Section 1.1 of Credit Agreement. Section 1.1 of the Credit Agreement is hereby further amended by amending and restating the following definitions in their entirety to read as follows:

“Coral Property” shall mean those certain tracts or parcels of land containing 1405.47 gross acres, more or less, being situated in portions of Blocks 17 and 18, Eugene Island Area, Revised, St. Mary Parish, State of Louisiana, as depicted and more particularly described on Schedule V hereto.

“Deferred Interest” means all interest or fees accruing hereunder that are capitalized and added to the amount of principal of the Loans outstanding hereunder pursuant to the terms of Section 3.4 hereto.

“Stated Maturity Date” means the date on which the Target Principal Amortization is scheduled to reach 100% pursuant to the target debt balance schedule provided in Schedule IV hereto.

(d) Amendment to Section 1.1 of Credit Agreement. Section 1.1 of the Credit Agreement is hereby further amended by modifying the following defined terms as stated below.

(i) The definition of “Commitment Amount” is hereby amended by deleting “40,600,000” and inserting in place thereof “42,600,000”.

(ii) The definition of “Credit Exposure” is hereby amended by inserting the following parenthetical at the end of such definition: “(not including any Deferred Interest with respect thereto).”

(iii) The definition of “Filing Statements” is hereby amended by deleting “Section 5.1.8” and inserting in place thereof “Section 5.1.8(b)”.

(iv) The definition of “Net Profits Interest Payment” is hereby amended by deleting “Section 3.1.2(d)” and inserting in place thereof “Section 3.1.2(e)”.

(v) The definition of “OID” is hereby amended by (A) deleting “$39,788,000” and inserting in place thereof “$41,748,000”, (B) deleting “$40,600,000” and inserting in place thereof “$42,600,000”, and (C) inserting the following parenthetical at the end of such definition: “(plus Deferred Interest)”.

-Radiant First Amendment-

(e) Amendment to Section 1.3 of the Credit Agreement. Section 1.3 of the Credit Agreement is hereby amended by deleting “and” appearing immediately before clause (h) of Section 1.3 and inserting the following immediately following clause (h) of Section 1.3:

“, and (i) any reference to principal or principal amount of the Loan(s) shall include any Deferred Interest that shall have accrued hereunder.”

(f) Amendment to Section 2.1.1(a) of the Credit Agreement. The first sentence of Section 2.1.1(a) of the Credit Agreement is hereby amended and restated in its entirety to the following:

“On the Effective Date (subject to the terms of Article 5 hereof) and thereafter on any Business Day within the last seven (7) days of a calendar month (but, in any case, only once in each calendar month unless otherwise approved by the Agent) but prior to the Loan Commitment Termination Date, each Lender severally agrees that it will make loans (relative to such Lender, its “Loans”) to the Borrower in an aggregate amount equal to such Lender’s Percentage of the aggregate amount of (x) each Borrowing of Loans requested by the Borrower pursuant to a Borrowing Request made in accordance with the terms of Section 2.3 less (y) the amount of OID attributable to such Lender’s Percentage of such Borrowing of Loans (thus, (i) the maximum aggregate commitment of the Lenders to advance Loans under this Agreement shall be $41,748,000, and the maximum aggregate principal amount to be repaid by the Borrower in respect thereof is $42,600,000 (plus the Deferred Interest) and (ii) for any given Loan, the amount of funds advanced by any Lender shall be ninety-eight percent (98%) of the amount of principal required to be repaid by the Borrower in respect of such Loan (without taking into account any Deferred Interest related thereto)).”

(g) Amendment to Section 2.3 of the Credit Agreement. The first sentence Section 2.3 of the Credit Agreement is hereby amended by adding the parenthetical “(unless otherwise approved by the Agent)” at the end of the sentence.

(h) Amendment to Section 2.3 of the Credit Agreement. The third sentence Section 2.3 of the Credit Agreement is hereby amended by deleting “Each” and inserting in place thereof “Unless otherwise approved by the Agent, each”.

(i) Amendment to Section 2.3 of the Credit Agreement. The fourth sentence Section 2.3 of the Credit Agreement is hereby amended and restated in its entirety to the following:

“Lenders shall not be required to advance any Loans when any Default or Event of Default has occurred and is continuing.”

(j) Amendment to Section 2.4 of the Credit Agreement. The third sentence of Section 2.4 of the Credit Agreement is hereby amended and restated in its entirety to the following:

“The Agent may prohibit amounts from being released or disbursed from the Blocked Account when any Default or Event of Default has occurred and is continuing.”

-Radiant First Amendment-

(k) Amendment to Section 2.4 of the Credit Agreement. Section 2.4 of the Credit Agreement is hereby amended by adding the following sentence at the end of Section 2.4:

“Notwithstanding any other provision of this Agreement, any release of funds from the Blocked Account shall be subject to the Agent’s approval, which may be granted or withheld in its sole discretion.”

(l) Amendment to Section 3.1.1(d) of the Credit Agreement. Section 3.1.1(d) of the Credit Agreement is hereby amended and restated in its entirety to the following:

“(d) The Borrower shall be obligated to make such prepayment on the date it or any Subsidiary receives (i) insurance proceeds in connection with any Casualty Event, provided, that the Borrower shall not have to make such prepayment if it used such insurance proceeds to repair or rebuild the affected property within ninety (90) days of the Casualty Event (provided, however, such ninety (90) day period shall be extended to one hundred-twenty (120) days, or longer at the sole discretion of the Agent, if the Borrower has taken substantial steps towards repairing or rebuilding the affected property within ninety (90) days of the Casualty Event) or (ii) cash proceeds as a result of any sale or Disposition under Section 7.2.10(d); provided that all payments required to be made pursuant to this clause (d) must be made on or prior to the Termination Date.”

(m) Amendment to Section 3.1.1(g) of the Credit Agreement. Section 3.1.1(g) of the Credit Agreement is hereby amended by deleting “June 30” and inserting in place thereof “October 1”.

(n) Amendment to Section 3.1.2 of the Credit Agreement. Section 3.1.2 of the Credit Agreement is hereby amended and restated in its entirety to the following:

“Section 3.1.2 Payment; Waterfall. The Borrower shall repay in full the unpaid principal amount of each Loan (including any Deferred Interest) on the Stated Maturity Date. Prior to repayment in full of the principal amount of each Loan on the Stated Maturity Date, or the applicable earlier prepayment (in accordance with the terms of Section 3.1.1 hereof) in full of such principal amount, on the last calendar day of each month during the term of this Agreement (or the first Business Day preceding such day, if such day is not a Business Day), the Borrower shall provide for the disbursement of amounts from the Depositary Account in accordance with the following priorities in payment (such payments from the Depositary Account, the “Waterfall”):

(a) First, the Borrower shall pay all direct and recurring field level expenses (lease operating expenses) related to the Borrower’s Oil and Gas Properties (expressly excluding, however, any expenditures included on the well drilling and completion schedule set forth on Schedule VII hereto);

(b) second, the Borrower shall pay Lenders any settlement amounts due, if any, related to Hedging Agreements to which any Lenders are a party;

-Radiant First Amendment-

(c) third, commencing on the first application of the Waterfall after the Deferral Period, the Borrower shall pay the Lenders (i) interest accrued but unpaid on the outstanding principal amount of the Loans (including any interest accrued but unpaid on the Deferred Interest which has been capitalized but excluding, however, Deferred Interest which has already been capitalized and added to the outstanding principal pursuant to Section 3.4) and (ii) the commitment fee calculated in accordance with Section 3.3.1;

(d) fourth, commencing on the first application of the Waterfall after the Deferral Period, the Borrower shall pay the Lenders the amount of outstanding principal such that Borrower will meet the Target Principal Amortization percentage for such month and any additional amount necessary to meet cumulative Target Principal Amortization;

(e)  fifth, the Borrower shall pay the Net Profits Interest Payment;

(f) sixth, the Borrower may withdraw all or a portion of the remaining balance of the Depositary Account (after application of the payments in clauses (a)-(e)); provided, however, that (i) the Borrower may not withdraw funds from the Depositary Account pursuant to this clause (f) after a Casualty Event unless and until the insurance proceeds from such Casualty Event have been used to repair or rebuild the affected property within the time permitted under this Agreement under Section 3.1.1(d) or the insurance proceeds have been used to satisfy the prepayment required under Section 3.1.1(d) and (ii) any withdrawal from the Depositary Account pursuant to this clause (f) during the Deferral Period shall only be used for expenditures included on the well drilling and completion schedule set forth on Schedule VII hereto or to fund working capital needs that are directly attributable to the Borrower’s operations, in each case, as approved by the Agent in its sole and absolute discretion.

Notwithstanding anything in the NPI Conveyance to the contrary, after the Effective Date and continuing until the Termination Date, payments pursuant to Section 3.1.2(e) of the Waterfall shall satisfy and be deemed full payment of the Net Profits Interest. Upon the Termination Date and repayment in full of all Obligations under this Agreement, the Net Profits Interest shall be satisfied and paid by Borrower pursuant to the NPI Conveyance and the terms and conditions thereof.

Notwithstanding anything in the foregoing to the contrary, the Agent may suspend disbursements pursuant and under the Waterfall during the continuation of any Default or Event of Default. If the Agent notifies the Borrower of such suspension, during such continuation of any Default or Event of Default, the full amount of funds in the Depositary Account shall be paid to Lenders on the last calendar day of each month (or the first Business Day preceding such day, if such day is not a Business Day) and be applied to (i) first, to any settlement amounts due, if any, related to Hedging Agreements to which any Lenders are a party, (ii) second, to accrued interest and, (iii) third, to outstanding principal amounts of the Loans. For the avoidance of doubt, the Depositary Account shall remain subject to any enforcement by Lender pursuant to Article 8.”

-Radiant First Amendment-

(o) Amendment to Section 3.2.1 of the Credit Agreement. Section 3.2.1 of the Credit Agreement is hereby amended and restated in its entirety to the following:

“The outstanding principal balance of the Loans (as may have been advanced from time to time) shall bear interest at a per annum rate of twelve percent (12%); provided that, if an Event of Default shall have occurred and be continuing, all outstanding principal of and, to the fullest extent permitted by Applicable Law, all past due interest and any other past due amounts owing under this Agreement shall bear interest at a per annum rate which is the lesser of fifteen percent (15%) and the Highest Lawful Rate.”

(p) Amendment to Article 3 of the Credit Agreement. Article 3 of the Credit Agreement is hereby amended by adding the following Section 3.4:

“Section 3.4 Capitalizing Interest. Until such time as such interest and  fees become due and payable pursuant to the terms of Section 3.1.2(c), amounts of interest and commitment fees accruing under the terms of Sections 3.2 and 3.3 hereof shall be capitalized and added into the principal amounts of the Loans outstanding hereunder (respectively for each Lender in accordance with the interest accruing in respect of its underlying outstanding Loans and the commitment fees accruing in respect of its underlying Loan Commitment), with such applicable capitalization of such amount(s) to be effective as of the last day of the Deferral Period (or the first Business Day preceding such day, if such day is not a Business Day). From and after such time as such interest and fees become due and payable pursuant to the terms of Section 3.1.2(c), all such interest and commitment fees shall accrue and be due and payable pursuant to the terms of Sections 3.1.2(c), 3.2 and 3.3, and shall no longer be capitalized as provided pursuant to this Section 3.4.”

(q) Amendment to Section 6.6 of the Credit Agreement. Section 6.6 of the Credit Agreement is hereby amended by deleting “December 31, 2012” and inserting in place thereof “September 30, 2013”.

(r) Amendment to Section 7.1.1 of the Credit Agreement. The first sentence Section 7.1.1 of the Credit Agreement is hereby amended and restated in its entirety to the following:

“The Borrower will furnish the Agent, each Lender and the Reliable Reserves Insurer, copies of the following financial statements, reports, notices and information:”

(s) Amendment to Section 7.1.1(b) of the Credit Agreement. Section 7.1.1(b) of the Credit Agreement is hereby amended by deleting “90” and inserting in place thereof “120”.

(t) Amendment to Section 7.1.1 of the Credit Agreement. Section 7.1.1 of the Credit Agreement is hereby amended by (A) deleting “and” appearing after clause (v), (B) deleting the period at the end of clause (w) and replacing it with “; and” and (C) by adding the following clause (x) to Section 7.1.1:

-Radiant First Amendment-

“(x) contemporaneous with the submission of each Borrowing Request (or at such other times as requested by the Agent) during any period any funds remain in the Blocked Account, reports setting forth the amount of (i) remaining funds in the Blocked Account for capital expenditures set forth on the well drilling and completion schedule set forth on Schedule VII and (ii) remaining funds in the Blocked Account for working capital needs in accordance with Section 7.1.7(c).”

(u) Amendment to Section 7.1.7 of the Credit Agreement. Section 7.1.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 7.1.7 Use of Proceeds. The Borrower has and will apply the proceeds of the Credit Extensions as follows:

(a) in accordance with uses of proceeds set forth on Schedule VII hereto;

(b) to fund the development of the Proved Reserves related to the Borrower’s Properties in accordance with the well drilling and completion schedule set forth on Schedule VII hereto; and

(c) to fund working capital needs that are directly attributable to the Borrower’s operations and approved by the Agent, in its sole discretion.

(v) Amendment to Section 7.2.4 of the Credit Agreement. Section 7.2.4 of the Credit Agreement is hereby amended by deleting “June 30” and inserting in place thereof “December 31”.

(w) Amendment to Section 8.1.1(c) of the Credit Agreement. Section 8.1.1(c) of the Credit Agreement is hereby amended by inserting “)” immediately after “clauses (a) and (b)”.

(x) Amendment to Section 8.1.1 of the Credit Agreement. The last paragraph of Section 8.1.1 of the Credit Agreement is hereby amended and restated in its entirety to the following:

“provided, that the lack of sufficient funds in the Depositary Account to make any of such payments during any application of the Waterfall with respect to the payments described in Sections 3.1.2(d), (e) or (f) shall not constitute an Event of Default.”

(y) Amendment to Schedule IV of the Credit Agreement. Schedule IV of the Credit Agreement is hereby amended and restated in its entirety by replacing it with the schedule attached as Annex I hereto.

(z) Amendment to Schedule V of the Credit Agreement. Schedule V of the Credit Agreement is hereby amended by replacing the current description of the Coral Property with the description attached as Annex II hereto.

-Radiant First Amendment-

(aa) Amendment to Schedule VII of the Credit Agreement.  Page 9 of Schedule VII of the Credit Agreement is hereby amended and restated in its entirety by replacing it with the schedule attached as Annex III hereto.

Section 3. Conditions to Effectiveness. This  Amendment  shall  become effective as of the First Amendment Effective Date when all of the conditions set forth in this Section 3 have been satisfied.

(a) The Agent shall have received counterparts (in such number as may be requested by the Agent) of this Amendment signed on behalf of the Borrower, the Agent, and all of the Lenders.

(b) The Agent shall have received, for the account of each Lender that has requested a replacement Note, a Note payable to the order of such Lender duly executed and delivered by an Authorized Officer of the Borrower.

(c) The Agent shall have received counterparts of that certain Forbearance Agreement, dated on or about the date hereof, between the Borrower, the Agent and the Lenders.

(d) The Agent shall have received counterparts of that certain Net Profits Interest Conveyance and Agreement, dated on or about the date hereof, between the Borrower and the Agent.

(e) The Agent shall have received counterparts (in sufficient counterparts for filing in each applicable county or parish) of supplements to the Louisiana Mortgage (to add the Coral Property) in form and substance satisfactory to the Agent, signed by each party thereto and notarized.

(f) The Reliable Reserves Insurer shall have consented to this Amendment.

(g) The Agent shall have received from each Obligor a certificate, dated as of the First Amendment Effective Date, duly executed and delivered by such Obligor (i) certifying that the Organic Documents of such Obligor that were delivered on the Effective Date remain in full force and effect and have not been amended or modified (or to the extent of any amendment or modification, attaching copies of such Organic Documents and certifying that such copies are true, correct and complete copies), (ii) certifying that the persons shown on the incumbency certificates delivered on the Effective Date continue to reflect the persons authorized to act with respect to each Loan Document (or to the extent of any change in persons authorized to act with respect to each Loan Document, attaching specimen signatures of each person authorized to act with respect to each Loan Document and certifying as to such person’s name, title and authority to act with respect to each Loan Document), (iii) attaching copies of resolutions of such Obligor’s Board of Directors (or similar managing body) then in full force and effect authorizing, to the extent relevant, all aspects of the transactions contemplated by this Amendment applicable to such Obligor and the execution, delivery and performance of this Amendment and the other Loan Documents delivered on the First Amendment Effective Date (collectively, the “First Amendment Effective Date Loan Documents”) entered into by such Obligor and the transactions contemplated hereby and thereby, and (iv) certifying that no consents, licenses and approvals are required in connection with the execution, delivery and performance by such Obligor and the validity against such Obligor of this Amendment and the other First Amendment Effective Date Loan Documents.

-Radiant First Amendment-

(h) The Agent shall have received such other documents and amendments to Loan Documents as it may reasonably request.

(i) The representations and warranties in Section 4 below shall be true and correct.

(j) The Agent shall have received for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Section 10.3 of the Credit Agreement.

Section 4. Representations and Warranties. The Borrower hereby represents and warrants that after giving effect hereto:

(a) the representations and warranties of the Obligors contained in the Loan Documents are true and correct in all material respects, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date;

(b) the execution, delivery and performance by the Borrower and each other Obligor of this Amendment and the other Loan Documents have been duly authorized by all necessary corporate or other action required on their part and this Amendment, along with the Credit Agreement as amended hereby and the other Loan Documents, constitutes the legal, valid and binding obligation of each Obligor a party thereto enforceable against them in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally; and

(c) neither the execution, delivery and performance of this Amendment by the Borrower and each other Obligor, the performance by them of the Credit Agreement as amended hereby nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Obligor’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Obligor or any of its Subsidiaries is a party or by which any Obligor or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof.

Section 5. Loan Document; Ratification.

(a) This Amendment is a Loan Document.

(b) The Borrower and each other Obligor hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the Credit Agreement as amended hereby and each of the other Loan Documents including without limitation all Mortgages, Security Agreements, Guaranties, Control Agreements and other Security Documents, to which it is a party.

-Radiant First Amendment-

Section 6. Costs and Expenses. As provided in Section 10.3 of the Credit Agreement, the Borrower agrees to reimburse Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation, in connection with this Amendment and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Agent in connection with this Amendment.

Section 7. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

Section 8. Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 9. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Section 10. No Waiver. The express waivers set forth herein are limited to the extent expressly provided in this Amendment and, except as expressly set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any other Obligor or any right, power or remedy of the Agent or the other Secured Parties under any of the Loan Documents, nor constitute a waiver of (or consent to departure from) any terms, provisions, covenants, warranties or agreements of any of the Loan Documents. The parties hereto reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults with respect to the Credit Agreement or any other provision of any Loan Document.

Section 11. Successors and Assigns. This Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Secured Party hereunder, to the benefit of each Secured Party and the respective successors, transferees and assigns.

Section 12. Entire Agreement. THIS AMENDMENT, THE FIRST  LIEN CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

-Radiant First Amendment-

(Signature Pages Follow)

  -Radiant First Amendment-

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWER:

RADIANT ACQUISITIONS 1, L.L.C.

By: /s/ John Jurasin
Name: John Jurasin
Title: Manager

-Signature page to
Radiant First Amendment-

AGENT AND LENDERS:

CENTAURUS CAPITAL LP, as Agent and Lender

By: Centaurus Holdings LLC, its general partner

By: /s/ John Arnold
Name: John Arnold
Title: Manager

-Signature page to
Radiant First Amendment-

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN IN ITS CAPACITY AS GUARANTOR UNDER ITS LIMITED RECOURSE GUARANTY AND GRANTOR UNDER ITS PLEDGE AGREEMENT AND IRREVOCABLE PROXY DELIVERED IN CONNECTION WITH THE FIRST LIEN CREDIT AGREEMENT:

RADIANT OIL AND GAS, INC

By: /s/ John Jurasin
Name: John Jurasin
Title: CEO

-Signature page to
Radiant First Amendment-

ANNEX I
TO FIRST AMENDMENT TO
FIRST LIEN CREDIT AGREEMENT

New Schedule IV to Credit Agreement

SCHEDULE IV

TARGET AMORTIZATION TABLE

The Target Principal Amortization table below shall begin in the month Borrower is required to start making principal payments pursuant to Section 3.1.2(d).

Percentage of Principal (including Deferred Interest) Payment
Month	Monthly	Cumulative
1	1.8%	1.8%
2	1.8%	3.7%
3	1.8%	5.5%
4	1.8%	7.4%
5	1.8%	9.2%
6	1.8%	11.1%
7	1.8%	12.9%
8	1.8%	14.8%
9	1.8%	16.6%
10	1.8%	18.5%
11	3.1%	21.6%
12	3.1%	24.6%
13	3.1%	27.7%
14	3.1%	30.8%
15	3.1%	33.9%
16	3.1%	36.9%
17	3.1%	40.0%
18	3.1%	43.1%
19	3.1%	46.2%
20	3.1%	49.3%
21	3.1%	52.3%
22	3.1%	55.4%
23	3.1%	58.5%
24	3.1%	61.6%
25	3.1%	64.7%
26	2.5%	67.1%
27	2.5%	69.6%
28	2.5%	72.0%

-Radiant First Amendment-
Annex I – Page 1

29	2.5%	74.5%
30	2.5%	77.0%
31	2.5%	79.4%
32	2.5%	81.9%
33	2.5%	84.4%
34	2.5%	86.8%
35	2.5%	89.3%
36	2.5%	91.7%
37	0.7%	92.4%
38	0.7%	93.1%
39	0.7%	93.8%
40	0.7%	94.5%
41	0.7%	95.1%
42	0.7%	95.8%
43	0.5%	96.3%
44	0.5%	96.8%
45	0.5%	97.3%
46	0.5%	97.8%
47	0.5%	98.3%
48	0.5%	98.8%
49	0.5%	99.3%
50	0.5%	99.8%
51	0.2%	100.0%
	100.0%

  -Radiant First Amendment-
Annex I – Page 2

ANNEX II
TO FIRST AMENDMENT TO
FIRST LIEN CREDIT AGREEMENT

Coral Property:

Leases:

Lease for Oil, Gas and Other Liquid or Gaseous Minerals (State Lease No. 21312) from State Mineral and Energy Board of the State of Louisiana, as Lessor to Crescent Resources, L.L.C., as Lessee dated December 11, 2013, a copy of which is recorded under the St. Mary Parish Clerk’s File No. 318200 and is recorded in Book 289, Page 24 of the Conveyance Records of St. Mary Parish, Louisiana, covering all or a part of the Lands described below.

Lease for Oil, Gas and Other Liquid or Gaseous Minerals (State Lease No. 21313) from State Mineral and Energy Board of the State of Louisiana, as Lessor to Crescent Resources, L.L.C., as Lessee dated December 11, 2013, a copy of which is recorded under the St. Mary Parish Clerk’s File No. 318199 and is recorded in Book 289, Page 10 of the Conveyance Records of St. Mary Parish, Louisiana, covering all or a part of the Lands described below.

Lands:

PORTION OF TRACT 43646 – Portion of Block 17, Eugene Island Area, Revised, St. Mary Parish, Louisiana
The beds and bottoms of all water bodies belonging to the State of Louisiana located in Block 17, Eugene Island Area, Revised, together with any present lands formed by accretion to the shoreline or islands formed therein, located in St. Mary Parish, Louisiana, owned by and not presently under mineral lease as of December 11, 2013, from the State of Louisiana, the geographical area of which is more fully described as follows: Beginning at a point on the West line of Block 17 Eugene Island Area, Revised having Coordinates of X = 1,954,933.52 and Y = 250,147.00; thence East 2,699.48 feet to a point having Coordinates of X = 1,957,633.00 and Y
= 250,147.00; thence South 2,003.00 feet to a point having Coordinates of X = 1,957,633.00 and Y = 248,144.00; thence West 2,699.48 feet to a point on the West line of said Block 17 having Coordinates of X = 1,954,933.52 and Y = 248,144.00; thence North 2,003.00 feet along the West line of said Block 17 to the point of beginning, containing approximately 124.13 acres, all as more particularly outlined on a plat on file in the Office of Mineral Resources, Department of Natural Resources. All bearings, distances and coordinates are based on Louisiana Coordinate System of 1927, (North or South Zone).

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Annex II – Page 1

PORTION OF TRACT 43647 – Portion of Blocks 17, and 18, Eugene Island Area, Revised, St. Mary Parish, Louisiana
The beds and bottoms of all water bodies belonging to the State of Louisiana located in Blocks 17 and 18, Eugene Island Area, Revised, together with any present lands formed by accretion to the shoreline or islands formed therein, located in St. Mary Parish, Louisiana, owned by and not presently under mineral lease as of December 11, 2013, from the State of Louisiana, the geographical area of which is more fully described as follows: Beginning at a point on the West line of Block 17 Eugene Island Area, Revised having Coordinates of X = 1,954,933.52 and Y = 248,144.00; thence East 2,699.48 feet to a point having Coordinates of X = 1,957,633.00 and Y = 248,144.00; thence South 729.00 feet to a point having Coordinates of X = 1,957,633.00 and Y = 247,415.00; thence East 2,777.00 feet to a point having Coordinates of X = 1,960,410.00 and Y = 247,415.00; thence South 4,455 feet to a point having Coordinates of X = 1,960,410.00 and Y = 242,960.00; thence East 1,534.00 feet to a point having Coordinates of X = 1,961,944.00 and Y = 242,960.00; thence South 1,440.00 feet to a point having Coordinates of X = 1,961,944.00 and Y = 241,520.00; thence West 1,909.00 feet to a point having Coordinates of X = 1,960,035.00 and Y = 241,520.00; thence North 41 degrees 27 minutes 51 seconds West 814.02 feet to a point having Coordinates of X = 1,959,496.00 and Y = 242,130.00; thence West 8,611.00 feet to a point having Coordinates of X = 1,950,885.00 and Y = 242,130.00; thence North 00 degrees 06 minutes 30 seconds West 1,058.80 feet to a point having Coordinates of X = 1,950,883.00 and Y = 243,188.80; thence West 103.00 feet to a point having Coordinates of X = 1,950,780.00 and Y = 243,188.80; thence North 3,181.19 feet to a point on the boundary of State Lease No. 1536, as amended having Coordinates of X = 1,950,780.00 and Y = 246,369.99; thence along the boundary of said State Lease No. 1536 the following courses and distances: North 79 degrees 06 minutes 52 seconds East 529.53 feet, North 72 degrees 28 minutes 28 seconds East 796.99 feet, North 67 degrees 53 minutes 26 seconds East 345.40 feet, North 64 degrees 29 minutes 10 seconds East 487.54 feet, North 51 degrees 54 minutes 40 seconds East 470.11 feet, North 43 degrees 21 minutes 48 seconds East 742.77 feet, North 34 degrees 17 minutes 13 seconds East 532.54 feet, North 26 degrees 50 minutes 02 seconds East 952.58 feet, North 19 degrees 17 minutes 24 seconds East 423.79 feet, North 15 degrees 35 minutes 34 seconds East 446.43 feet and North 09 degrees 57 minutes 50 seconds East 149.25 feet to a point having Coordinates of X = 1,954,715.82 and Y = 250,147.00; thence East 217.70 feet to a point on the West line of said Block 17 having Coordinates of X = 1,954,933.52 and Y = 250,147.00; thence South 2,003.00 feet along the West line of said Block 17 to the point of beginning, containing approximately 1,281.34 acres, all as more particularly outlined on a plat in the Office of Mineral Resources, Department of Natural Resources. All bearings, distances and coordinates are based on Louisiana Coordinate System of 1927, (South Zone).

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Annex II – Page 2

ANNEX III
TO FIRST AMENDMENT TO
FIRST LIEN CREDIT AGREEMENT

New page 9 to Schedule VII to the Credit Agreement:

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Annex III – 1

Drill and Development Schedule - Priority 2

Acquisition	Rsv Class	Rsv Category	Well Name	PV10/ Net Capex	Net Capex $M	PV10 Value $M	Field Name	Capex Start Date	Production Start Date	Comments
ROCK	Proved	Undeveloped	STEWART B 2ND LOCATION	9.0x	$500	$4,507	NORTH BOUGERE	7/1/2014	8/1/2014	Offset to Peabody #3 for optimal location
ROCK	Proved	Non-Producing	Peabody VHP 4	1.8x	$150	$273	COOCHIE	9/1/2014	10/2/2014	Re-enter and clean out, install pumping unit
ROCK	Proved	Undeveloped	PEABODY VHP 19	8.8x	$490	$4,329	COOCHIE	7/1/2014	8/1/2014	Monitor VHP #18 performance
ROCK	Proved	Undeveloped	PEABODY VHP 20	7.5x	$490	$3,682	COOCHIE	8/1/2014	9/1/2014	Monitor VHP #18 performance
ROCK	Proved	Undeveloped	CAMPBELL LOCATION	3.9x	$550	$2,126	NORTH BOUGERE	8/1/2014	9/1/2014	Updip offset to #11 well
ROCK	Proved	Undeveloped	PEABODY LBM 19	1.8x	$600	$1,094	LOWER BALLYMAGAI	9/1/2014	10/2/2014	Offsets LBM #11 that went offline via casing leak
ROCK	Proved	Undeveloped	LEAKE LOCATION	1.6x	$600	$954	COMMENCEMENT	10/1/2014	11/1/2014	Updip to Leake #2
ROCK	Proved	Undeveloped	PEABODY LBM 20	0.9x	$800	$748	LOWER BALLYMAGAI	11/1/2015	12/2/2015	Infill 40 ac offset between 2 crestal LBM wells
ROCK	Proved	Non-Producing	LEHMANN 2	2.1x	$150	$150	E. OLDENBURG	12/1/2015	1/1/2016	Clean out SWD well then can return to prod
ROCK	Proved	Non-Producing	BOE 1	1.6x	$350	$563	NO. KNOXVILLE	1/1/15	2/1/2015	SWD for disposal
CORAL	Proved	Undeveloped	Coral #3 (Tex W)	2.5x	$ 4,256	$ 10,632	EI 18	2/1/15	3/4/2015	High impact new drill PUD
ROCK	Proved	Behind Pipe	PEABODY 3 recomp	0.8x	$ 96	$ 79	NORTH BOUGERE	3/1/2015	4/1/2015	Recompletion - after primary completion is depleted
CORAL	Proved	Undeveloped	Coral #1 (AA Sand)	18.4x	$ 369	$ 6,797	EI 18	4/1/2015	5/2/2015	Recompletion - after primary completion is depleted
ENSMINGER	Proved	Undeveloped	ENSMINGER NO. 1	11.8x	$ 150	$ 1,775	SOUTH JEANERETTE	4/1/2015	5/2/2015	Recompletion - after primary completion is depleted
			Total Priority 2		$ 9,549	$ 37,641				

Drill and Development Schedule - Priority 3 Non-Operated

Acquisition	Rsv Class	Rsv Category	Well Name	PV10/ Net Capex	Net Capex $M	PV10 Value $M	Field Name	Capex Start Date	Production Start Date	Comments
LEWIS	Proved	Behind Pipe	L P MINERALS 2-3 1	1.0x	$ 3	$ 3	W CATAHOULA LAKE	5/1/2015	6/1/2015	Recompletion - after primary completion is depleted
LEWIS	Proved	Behind Pipe	CROSBY 16-4 1	0.8x	$ 6	$ 5	KELLY HILL	6/1/2015	7/2/2015	Recompletion - after primary completion is depleted
LEWIS	Proved	Behind Pipe	L P MINERALS 2-3 1	0.6x	$ 6	$ 4	W CATAHOULA LAKE	6/1/2015	7/2/2015	Recompletion - after primary completion is depleted
LEWIS	Proved	Behind Pipe	CROSBY 16-4 1	0.2x	$ 13	$ 2	KELLY HILL	6/1/2015	7/2/2015	Recompletion - after primary completion is depleted
			Total Priority 3		$ 28	$ 14				Recompletion - after primary completion is depleted
										Recompletion - after primary completion is depleted

Total All Categories - Scenario 1	$ 16,076	$ 95,739
Total All Categories - Scenario 2	$ 16,309	$ 57,718

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Annex III – 2